POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of January, 2010.

			Sign:	/s/Leslie Moonves

			Print Name:	Leslie Moonves

State of New York	)

County of New York	)	ss.:

On the 11th day of January in the year 2010 before me, the undersigned, personally appeared Leslie Moonves, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 11th day of January in the year 2010 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 21st day of December, 2009.

			Sign:	/s/Sumner M. Redstone

			Print Name:	Sumner M. Redstone

State of California	)

County of Los Angeles	)	ss.:

On the 21st day of December in the year 2009 before me, the undersigned, personally appeared Sumner Redstone, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Carmen M. Orsini
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of December, 2009.

			Sign:	/s/David R. Andelman

			Print Name:	David R. Andelman

State of Massachusetts	)

County of Suffolk	)	ss.:

On the 15th day of December in the year 2009 before me, the undersigned, personally appeared David R. Andelman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Michele A. Brokmeier
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of December, 2009.

			Sign:	/s/Joseph A. Califano, Jr.

			Print Name:	Joseph A. Califano, Jr.

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Joseph A. Califano, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of December, 2009.

			Sign:	/s/William S. Cohen

			Print Name:	William S. Cohen

Washington	)

District of Columbia	)	ss.:

On the 22nd day of December in the year 2009 before me, the undersigned, personally appeared William S. Cohen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Carolyn Fox
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of December, 2009.

			Sign:	/s/G. L. Countryman

			Print Name:	G. L. Countryman

State of Massachusetts	)

County of Suffolk	)	ss.:

On the 23rd day of December in the year 2009 before me, the undersigned, personally appeared G. L. Countryman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Denise E. Conary
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of December, 2009.

			Sign:	/s/Charles K. Gifford

			Print Name:	Charles K. Gifford

State of Massachusetts	)

County of Suffolk	)	ss.:

On the 22nd day of December in the year 2009 before me, the undersigned, personally appeared Charles K. Gifford, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Cynthia Elaine Vinson
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of December, 2009.

			Sign:	/s/Leonard Goldberg

			Print Name:	Leonard Goldberg

State of California	)

County of Los Angeles	)	ss.:

On December 22, 2009, before me, the undersigned, a notary public for the state, personally appeared Leonard Goldberg, personally known to me (or proved to me on the oath of Rosalio Casindad, who is personally known to me) to be the persons whose names are subscribed to the within instrument, as a witness thereto, who, being by me duly sworn, deposed and said that he was present and saw Leonard Goldberg, the same persons described in and whose names are subscribed to the within and annexed instrument in their authorized capacities as parties thereto, execute or acknowledge executing the same, and that said affiants subscribed their names to the within instrument as a witness at the request of Leonard Goldberg.

WITNESS                      My hand and official seal.

/s/Susan Lane
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where t here are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of December, 2009.

			Sign:	/s/Bruce S. Gordon

			Print Name:	Bruce S. Gordon

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Bruce S. Gordon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 18th day of December, 2009.

			Sign:	/s/Linda Griego

			Print Name:	Linda Griego

State of California	)

County of Los Angeles	)	ss.:

On the 18th day of December in the year 2009 before me, the undersigned, personally appeared Linda Griego, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Jose Leonardo Verde
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 21st day of December, 2009.

Sign:	/s/Arnold Kopelson

Print Name:	Arnold Kopelson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 6th day of January, 2010.

			Sign:	/s/Douglas P. Morris

			Print Name:	Douglas P. Morris

State of New York	)

County of New York	)	ss.:

On the 6th day of January in the year 2010 before me, the undersigned, personally appeared Doug P. Morris, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Susan Vellanti
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 8th day of January in the year 2010 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of December, 2009.

			Sign:	/s/Shari Redstone

			Print Name:	Shari Redstone

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Shari Redstone, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, and/or other appropriate Form, for shares of the Corporation’s Class B Common Stock, par value $0.001 per share, and/or other interests to be issued, hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.  This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” near the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority.  If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of December, 2009.

			Sign:	/s/Frederic V. Salerno

			Print Name:	Frederic V. Salerno

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Frederic V. Salerno, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Louis J. Briskman, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Louis J. Briskman

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Louis J. Briskman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public

Signature and Office of individual taking acknowledgment:

I, Angeline C. Straka, have read the foregoing Power of Attorney.  I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	/s/Angeline C. Straka

State of New York	)

County of New York	)	ss.:

On the 16th day of December in the year 2009 before me, the undersigned, personally appeared Angeline C. Straka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Julianne O’Riordan
Notary Public